SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 30, 1998


                        GENTLE DENTAL SERVICE CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


        Washington                       000-23673               91-1577891
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)            File No.)          Identification No.)


222 North Sepulveda Boulevard, Suite 740, El Segundo, California        90245
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(Address of principal executive offices)                              (Zip Code)


                                 (310) 765-2400
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              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

     On October 30, 1998, Gentle Dental Service Corporation (the "Company") completed the acquisition of all of the outstanding stock of Capitol Dental Care, Inc. ("CDC") and substantially all of the assets of Dental Maintenance of Oregon, P.C. ("DMO"). CDC is a dental care organization which has a contract with the state of Oregon to provide capitated dental services under the Oregon Health Plan. CDC in turn contracts with dental care providers, including DMO, to provide dental care to Oregon Health Plan participants. The assets acquired from DMO consist of 9 dental offices in Western Oregon, all outside of the Portland metropolitan area.

     The purchase price paid at closing for the stock of CDC consisted of three-year 9% promissory notes for a total of $737,500. The purchase price paid at closing for DMO's assets consisted of $6,087,500 in cash, assumption of $167,000 in debt, a three-year 9% promissory note for $1,095,500 and an eighteen-month 9% promissory note for $350,000. In addition, the Company has agreed to make cash earnout payments as set forth in the DMO agreement based on the EBITDA of the acquired businesses for the first three years following the closing. The cash paid at closing was borrowed under the Company's senior credit facility.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Audited Combined Balance Sheets of DMO and CDC as of December 31, 1996 and 1997, and related audited Combined Statements of Operations, Shareholders' Equity and Cash Flows of DMO and CDC for the years ended December 31, 1996 and 1997.

          Unaudited Combined Balance Sheets of DMO and CDC as of September 30, 1998, and related unaudited Combined Statements of Operations, Shareholders' Equity and Cash Flows of DMO and CDC for the nine-months ended September 30, 1997 and 1998.

          The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before January 14, 1999.

     (b) Pro forma financial information. Pro forma Balance Sheet as of September 30, 1998 and pro forma Statements of Operations for the year ended December 31, 1997 and the nine-month period ended September 30, 1998.

          The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before January 14, 1999.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of October 30, 1998, between the Company and Dental Maintenance of Oregon, P.C.

          2.2 Stock Purchase Agreement, dated as of October 30, 1998, between the Company and the shareholders of Capitol Dental Care, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 11, 1998

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By NORMAN R. HUFFAKER
                                          --------------------------------------
                                          Norman R. Huffaker,
                                          Chief Financial Officer


                                        3
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                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

  2.1 Asset Purchase Agreement, dated as of October 30, 1998, between the Company and Dental Maintenance of Oregon, P.C.

            The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

            Exhibit A                  Promissory Notes
            Exhibit B                  Assumption Agreement
            Exhibit C                  Assignment and Bill of Sale to GD SUB
            Exhibit D                  Assignment to Professional Corporation
            Exhibit E                  Jackson Employment Agreement
            Exhibit F                  Duffin Employment Agreement
            Schedule 1.02-2            Excluded Assets
            Schedule 1.10              Purchase Price Allocation
            Schedule 3.04              Litigation
            Schedule 3.06-2            Employee Benefits
            Schedule 3.06-3            Employment Manuals and Policies
            Schedule 3.06-4            Compensation
            Schedule 3.07              Financial Statements
            Schedule 3.08              Receivables
            Schedule 3.09              Prepaid Expenses and Other
            Schedule 3.10              Tangible Personal Property
            Schedule 3.11              Payables
            Schedule 3.12              Indebtedness
            Schedule 3.13              Other Liabilities
            Schedule 3.15              Leases
            Schedule 3.16              Contracts
            Schedule 3.19              Insurance
            Schedule 3.25              Consents and Approvals

  2.2 Stock Purchase Agreement, dated as of October 30, 1998, between the Company and the shareholders of Capitol Dental Care, Inc.

            The following exhibits and schedules to the Stock Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

            Exhibit A                  Redemption Agreement
            Exhibit B                  Promissory Note

            Schedule 3.04              Litigation
            Schedule 3.06-2            Employee Benefits
            Schedule 3.06-3            Employment Manuals and Policies
            Schedule 3.06-4            Compensation
            Schedule 3.07              Financial Statements
            Schedule 3.08              Receivables
            Schedule 3.09              Prepaid Expenses and Other
            Schedule 3.10              Tangible Personal Property
            Schedule 3.11              Payables
            Schedule 3.12              Indebtedness
            Schedule 3.13              Other Liabilities
            Schedule 3.15              Leases
            Schedule 3.16              Contracts
            Schedule 3.19              Insurance
            Schedule 3.21              Restrictions
            Schedule 3.25              Consents and Approvals